CONFIDENTIAL

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.17

AMENDMENT No. 7

to

MULTI-PRODUCT LICENCE AGREEMENT

dated

31 October 2014

between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

CONFIDENTIAL

THIS AMENDMENT No. 7 (“Amendment No.7”) to the Multi-Product Licence Agreement, dated 31 October 2014, as amended by Amendment No. 1, dated 28 July 2015, Amendment No. 2, dated  07 October 2015, Amendment No. 3, dated  26 April 2016, Amendment No. 4, dated  03 October 2017, Amendment No. 5, dated  16 March 2018, and Amendment No. 6, dated  06 February  2019 (collectively the “Agreement”) is made effective as of the last dates of signatures between the parties (the “Amendment No. 7 Effective Date”).

Between

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland ("Lonza"), and

NGM BIOPHARMACEUTICALS, INC., incorporated and registered in the State of Delaware whose registered office is at 333 Oyster Point Blvd., South San Francisco, CA 94080, USA, ("Licensee").

Lonza and Licensee may be independently defined as a “Party” or collectively as the “Parties”.

WHEREAS

A.	Lonza and the Licensee entered into the Agreement, pursuant to which Lonza licensed certain Intellectual Property Rights (as therein defined) to the Licensee (“Agreement”).
B.	Lonza previously granted its consent to the appointment of Licensee’s Affiliate,

NGM Biopharmaceuticals Australia Pty Ltd. (“NGM Australia”), as a Sublicensee pursuant to Clause 4.3 of the Agreement. Licensee notified Lonza of a change to

NGM Australia’s address and the Parties wish to amend the terms of the Agreement to reflect this modification.

C.	Lonza previously granted its consent to the appointment of Licensee’s Strategic Partner, Merck Sharp & Dohme Corp. of One Merck Drive, Whithouse Station, NJ

08889, USA (“Merck”), as a Sublicensee in respect of [*], with effect from [*].

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

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D.	Licensee has given written notice to Lonza that it wishes to terminate the appointment of Merck as a Sublicensee with effect from [*] and that [*] with effect from [*].
E.	Licensee notified Lonza of the [*] and [*] and the Parties therefore wish to update the Products table in Appendix 5 Table A with effect from [*].
F.	Licensee notified Lonza that it will [*], and the Parties wish to amend the terms of the Agreement to reflect Licensee [*].
G.	Licensee and Lonza now wish to amend the terms of the Agreement to reflect the address change of NGM Australia, and termination of the sublicence to Merck for [*].

NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged it is hereby agreed by and between the Parties to amend the Agreement as follows:

1.	Unless otherwise defined in this Amendment No.7, the words and phrases defined in the Agreement shall have the same meanings in this Amendment No.7.
2.	Clause 4.3.6 (a) of the Agreement shall be deleted in its entirety and replaced with the following:

(a) Lonza hereby consents to the grant of a sublicence by Licensee to its Affiliate NGM Biopharmaceuticals Australia Pty Ltd, Collins Square, Tower Five, Level 22, 727 Collins Street, DOCKLANDS  VIC  3008, Australia.

3.	Clause 4.3.6 (c) of the Agreement (as inserted by Amendment No. 1 to the Agreement) shall be deleted in its entirety.
4.	Licensee hereby warrants and confirms to Lonza that all rights and sublicences granted to Merck for [*] under the terms of the Agreement, shall terminate with effect from [*].
5.	Licensee hereby warrants and confirms to Lonza that [*] with effect from [*].
6.	Licensee hereby warrants and confirms to Lonza that [*] with effect from [*].

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

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7.

Licensee shall ensure that any and all [*] provided to Merck under the Agreement or otherwise in the possession of Merck (including without limitation [*]) are destroyed or returned to the Licensee no later than [*]; provided, that Merck may retain one (1) copy of [*] in its secure electronic backup files for archival purposes provided always that Licensee is responsible for [*].

8.

Licensee shall ensure that any and all [*] provided to Merck under the Agreement or otherwise in the possession of Merck (including without limitation [*] are destroyed or returned to the Licensee no later than [*]; provided, that Merck may retain one (1) copy of any [*] in its secure electronic backup files for archival purposes provided always that Licensee is responsible for [*].

9.

Licensee hereby warrants and confirms to Lonza that [*] with effect from [*], with the exception of [*]. Licensee will notify Lonza in writing when [*], which shall be subject to the terms of the Agreement. The parties agree that [*] will not [*] under the Agreement.

10.

Licensee hereby warrants and confirms to Lonza that [*] with effect from [*], with the exception of [*]. Licensee will notify Lonza in writing when [*], which shall be subject to the terms of the Agreement. The parties agree that [*] will not [*] under the Agreement.

11.

Licensee hereby warrants and confirms to Lonza that [*] with effect from [*], with the exception of [*]. Licensee will notify Lonza in writing when [*], which shall be subject to the terms of the Agreement. The parties agree that [*] will not [*] under the Agreement.

12.	Lonza hereby consents to the grant of a sublicence to [*] for the purpose of [*], at [*]. [*] are not part of [*] and therefore [*].
13.	Licensee hereby confirms and undertakes to Lonza that Licensee shall be and shall remain responsible for [*], whether occurring before, on or after [*].
14.	Appendix 5 of the Agreement shall be deleted in its entirety and replaced by the Appendix 5 attached hereto.
15.	Save as expressly provided herein all terms and conditions of the Agreement shall continue in full force and effect.

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

CONFIDENTIAL

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED BY:	/s/ Bart van Aarnhem
For and on behalf of
LONZA SALES AG
Associate General Counsel

Title
Dec 21, 2020

Date

SIGNED BY:	/s/ Henit Lapid
For and on behalf of
LONZA SALES AG
Head of Marketing, MMDM

Title
Dec 22, 2020

Date

SIGNED BY:	/s/ Valerie L. Pierce
For and on behalf of
NGM BIOPHARMACEUTICALS, INC.
SVP & General Counsel

Title
12/18/2020

Date

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

CONFIDENTIAL

APPENDIX 5

PRODUCTS

Table A

Product	Product Name	[*]
[*]	[*]	[*]

*The Licensee shall notify Lonza in writing within a period of [*] days for [*] for each Product.

[*]

Table B

COMMERCIAL PRODUCTS AND ROYALTIES

Commercial Product	Product Name	Rate of Royalty	Party manufacturing the Product
Product #1
Product #2
Product #3
Product #4
Product #5 etc

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.